UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2023

Tingo Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35850	27-0016420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 West Grand Avenue, Suite 3
Montvale, New Jersey 07645

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 225-0190

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	TIO	The NASDAQ Capital Market

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed by Tingo Group, Inc. (the “Company”), on December 18, 2023, the Securities & Exchange Commission (“SEC”) filed a complaint against the Company alleging that its Financial Statements have been fabricated since at least 2019. On December 23, 2023, based on the complaint and the evidence in the SEC exhibits which contradicts certifications, representations and evidence previously provided by the Company and its management, the Audit Committee concluded that the Company’s consolidated financial statements for 2022 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and associated report of the Company’s independent registered public accounting firm, Brightman Almagor Zohar & Co. (“Deloitte Israel”), as well as the Company’s consolidated financial statements for the first quarter of 2023 included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2023, its consolidated financial statements for the second quarter of 2023 included in the Company’s Quarterly Report on Form 10-Q for the six and three months ended June 30, 2023 and its consolidated financial statements for the third quarter of 2023 included in the Company’s Quarterly Report on Form 10-Q for the nine and three months ended September 30, 2023 and the financial statements of Tingo Foods PLC for the period from August 11, 2022 (inception) to the year ended December 31, 2022 and associated report of Deloitte Israel included in Form 8-K/A dated April 27, 2023 should no longer be relied upon.

The Company is in the process of carrying out further investigative work with the assistance of legal counsel and other advisors. Accordingly, having recently undertaken a detailed investigation into similar allegations made by a short seller, which was completed on August 30, 2023, the Company’s further investigation work is taking into account the evidence provided by the SEC, with the intention of supporting its defense against the SEC’s allegations.

The Company’s management and the Audit Committee have discussed the matters disclosed in this report with Deloitte Israel.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2023	TINGO GROUP, INC.

	By:	/s/ Kenneth Denos
		Name:	Kenneth Denos
		Title:	Interim CEO

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